*****
                           3 Year Morningstar Rating*

                            All American Equity Fund
                                  1 Year
                                      +27.27%
                                  3 Year
                                      +28.37%
                                  5 Year
                                      +19.66%
                                 10 Year
                                      +12.95%
                                           Total Return for period ended 6/30/98


[GRAPHIC:  US Global Investors Logo]    "Blue Chip Equity"

                                        Call 1-800-US-FUNDS
                                        1-800-873-8637
                                        to receive investment literature
                                        and a prospectus.

                                        www.usfunds.com

For more complete information about US Global Investors' funds, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.

* Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' 1-, 3-, 5-, and 10-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T- bill returns.Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5%, and one star in the bottom 10%.Morningstar awarded the fund five
stars out of 2437 funds for the 3-year period ended 3/31/98.              SAB263